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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      July 22, 1997


             COPLEY REALTY INCOME PARTNERS 3; A LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-17809                                      04-3005973
(Commission File Number)                (IRS Employer Identification No.)


     225 Franklin Street, 25th Floor
             Boston, MA                                02110
(Address of principal executive offices)            (Zip Code)


                                 (617) 261-9000
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.
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     On July 22, 1997, Copley Realty Income Partners 3; A Limited Partnership
sold all of its interest in a property located at 521 Charcot Avenue, San Jose, California. The property was sold to the sole tenant which exercised the purchase option under its lease for gross consideration of $5,850,000. The terms of the sale were determined pursuant to the provisions of the purchase option in such lease.

Item 7.  Financial Statements and Exhibits.
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     None


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 29, 1997                  COPLEY REALTY INCOME PARTNERS 3;
                                           A LIMITED PARTNERSHIP
                                                (Registrant)



                                      By:  Third Income Corp.,
                                           Managing General Partner



                                      By:  /s/ Wesley M. Gardiner, Jr.
                                      ---------------------------------
                                        Name:  Wesley M. Gardiner, Jr.
                                        Title: Vice President